                                                                   Exhibit 10.45

                       GUARANTY OF PAYMENT AND PERFORMANCE

          THIS GUARANTY OF PAYMENT AND PERFORMANCE dated as of June 1, 2004 (the "Guaranty"), from CASTLE BRANDS INC, a Delaware corporation (the "Guarantor"), to JPMORGAN CHASE BANK, a New York banking organization, as Trustee, with a corporate trust office located at 700 Lavaca, 2nd Floor, Austin, Texas 78701 (the "Trustee").

                                    RECITALS:

          WHEREAS, Castle Brands (USA) Corp. ("CB-US") executed and delivered a Trust Indenture (the "Trust Indenture") with the Trustee for the purpose of issuing 8% Senior Secured Notes, 2004 Series (the "Secured Notes"), and other documents, instruments and agreements in connection with the Secured Notes (as the same have been and may be modified, amended, restated or replaced from time to time, collectively, the "Senior Notes Documents"); and

          WHEREAS, the Guarantor is willing to enter into this Guaranty in order to induce CB-US to issue the Secured Notes under the Trust Indenture and the Guarantor has approved the form and substance of the Secured Notes Documents.

          NOW, THEREFORE, in order to induce CB-US to issue the Secured Notes and to execute the Trust Indenture and in consideration of the premises and of other good and valuable consideration, the Guarantor intends to guarantee absolutely and unconditionally for the benefit of the holders of the Secured Notes under the Trust Indenture the punctual payment of the Obligations and such further payment and performance as may be set forth in Article 2 hereof

                                   ARTICLE I
                 REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR

          The Guarantor hereby represents and warrants to Trustee (if the Guarantor is more than one party, said representations and warranties are made only with respect to the particular party) that:

          SECTION 1.1. CAPACITY OF THE GUARANTOR. Guarantor:

               (A) Has the capacity to enter into this Guaranty.

               (B) Has its address at the address set forth at the head of this Guaranty.

          SECTION 1.2. NO VIOLATION OF RESTRICTIONS. Neither the execution and delivery of this Guaranty, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the provisions of this Guaranty will conflict with or result in a breach of any of the terms, covenants, conditions or provisions of Guarantor's organizational documents or any material agreement, judgment or order to which the Guarantor is a party or by which the Guarantor is bound, or will constitute a default under any of the foregoing, or result in the creation or imposition of any lien of any nature whatsoever.

          SECTION 1.3. COMPLIANCE WITH LAW. The Guarantor is not in violation of any law, ordinance, governmental rule, regulation, order or judgment to which the Guarantor may be subject which is likely to materially affect the financial condition of the Guarantor.

          SECTION 1.4. FINANCIAL STATEMENTS. The financial statements submitted by the Guarantor to the Trustee fairly represent the financial condition as of the date of each statement and there has been no material adverse change in the financial condition of the Guarantor since the date of the respective statements submitted to the Trustee.

          SECTION 1.5. TAX RETURNS. Guarantor has paid all taxes that Guarantor is responsible for and has filed all requisite federal and state tax returns, including all estimated tax returns and shall continue to do so while this Guaranty remains in effect.

          SECTION 1.6. SOLVENCY OF GUARANTOR AND CB-US. The Guarantor is solvent and has made an appropriate financial investigation of CB-US and has determined that CB-US is able to pay its indebtedness as such indebtedness matures and has capital sufficient to carry on its business at the time of execution of this Guaranty.

                                   ARTICLE II
                            COVENANTS AND AGREEMENTS

          SECTION 2.1. GUARANTY OF PAYMENT. The Guarantor irrevocably, absolutely and unconditionally guarantees to the Trustee:

               (A) The punctual payment of the Obligations. The term "Obligations" shall mean and include all loans, advances, debts, liabilities, obligations, covenants and duties owing by CB-US under the Trust Indenture of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Senior Notes Documents or under any other agreement or by operation of law, whether or not for the payment of money, whether arising by reason of an extension of credit, opening, guaranteeing or confirming of a letter of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now due or hereafter arising and however acquired, including, without limitation, all interest, charges, expenses, commitment, facility, collateral management or other fees, reasonable attorneys' fees and expenses, and any other sum chargeable to CB-US under the Secured Notes Documents or any other agreement with the Trustee.

               (B) The full and prompt performance of any and all obligations of CB-US to the Trustee under the Senior Notes Documents.

          SECTION 2.2. OBLIGATIONS UNCONDITIONAL. This Guaranty shall remain in full force and effect until the Obligations and all sums due hereunder are paid in full, irrespective of any interruptions in the business relationships of CB-US and the Guarantor with the Trustee. The Guarantor's obligation hereunder shall not be affected, modified or impaired by any state of facts or the happening from time to time of any event, including, without limitation, any of the following, whether or not with notice to or the consent of the Guarantor:

               (A) The invalidity, irregularity, illegality or unenforceability of, or any defect in any Senior Notes Documents or any collateral security for the Loans (the "Collateral").

               (B) Any present or future law or order of any government (de jure or de facto) or of any agency thereof purporting to reduce, amend or otherwise affect any Senior Notes Documents or any other obligation of CB-US or any other obligor or to any other terms of payment.

               (C) The waiver, compromise, settlement, release or termination of any or all of the obligations, covenants or agreements of CB-US under any Senior Notes Documents or any waiver, compromise, settlement, or release of any of the obligations, covenants or agreements of the Guarantor under this Guaranty (that do not result in the termination of this Guaranty), or of any other party who has given collateral as security for the payment under the Secured Notes Documents or any part thereof.

               (D) The failure to give notice to the Guarantor of the occurrence of an event of default under any Senior Notes Documents.

               (E) The loss, release, sale, exchange, surrender or other change in any Collateral.

               (F) The extension of the time for payment of any principal of or interest on the Obligations or of the time for performance of any other obligations, covenants or agreements under or arising out of any Senior Notes Documents or the extension or the renewal of any thereof

               (G) The modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in any Senior Notes Documents.

               (H) The performance of, or the omission to perform, any of the actions referred to in any Senior Notes Documents.

               (I) Any failure, omission or delay on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in any Senior Notes Documents.

               (J) The voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantor or CB-US or either of their assets, or any allegation or contest of the validity of any Senior Notes Documents.

               (K) The default or failure of the Guarantor to fully perform any obligations set forth in this Guaranty.

               (L) Any event or action that would, in the absence of this paragraph, result in the release or discharge of the Guarantor from the performance or observance of any obligation, covenant or agreement contained in this Guaranty (other than payment in full of the Obligations or a written release provided by Trustee to the Guarantor).

               (M) Any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or a guarantor.

          SECTION 2.3. WAIVER BY GUARANTOR. The Guarantor hereby waives:

               (A) Notice of acceptance of this Guaranty.

               (B) Diligence, presentment and demand for payment of the Obligations.

               (C) Protest and notice of protest, dishonor or default to the Guarantor or to any other party with respect to the Loans.

               (D) Any and all notices to which the Guarantor might otherwise be entitled.

               (E) Any demand for payment under this Guaranty.

               (F) Any and all defenses to payment including, without limitations any defenses and counterclaims of the Guarantor or CB-US based upon fraud, negligence or the failure of any condition precedent or claims of offset or defenses involving the invalidity, irregularity or unenforceability of all or any part of the liabilities herein guaranteed or any defense otherwise available to the Guarantor or CB-US.

               (G) Until such time as the Obligations are paid in full and the Trustee has received all other sums due under the terms of the Senior Notes Documents, any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which the Guarantor may now or hereafter have against CB-US or any other person directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to any of CB-US's property (including, without limitation, property collateralizing the Obligations), arising from the existence or performance of this Guaranty and whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise.

          SECTION 2.4. NATURE OF GUARANTY. This Guaranty is a guaranty of payment and not of collection and the Guarantor hereby waives the right to require that any action be brought first against CB-US or any other guarantor, or to require that resort be made to the Collateral or any security or to any balance of any deposit account or credit on the books of the Trustee in favor of CB-US or of the Guarantor.

          SECTION 2.5. CONTINUATION OF GUARANTY. The Guarantor further agrees that the obligations hereunder shall continue to be effective or reinstated, as the case may be, if at any time payment or any part thereof of the Secured Notes is rescinded or must otherwise be restored by the Trustee upon the bankruptcy or reorganization of CB-US, the Guarantor or otherwise.

          SECTION 2.6. SUBORDINATION OF DEBT. The Guarantor hereby subordinates any and all indebtedness of CB-US now or hereafter owed to the Guarantor (which shall not be deemed to include salary or business expense reimbursements paid in the ordinary course) to all indebtedness of CB-US to holders of the Secured Notes and/or the Trustee and agrees with the Trustee that, from and after the date whereon the Trustee notifies Guarantor that an Event of Default under the Trust Indenture has occurred and is continuing, Guarantor shall not demand or accept any payment from CB-US of any such indebtedness, shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any such indebtedness and shall not take any action to obtain any interest in any of the Collateral described in and encumbered by the Senior Notes Documents; provided, however, that, if the Trustee so requests, such indebtedness shall be collected, enforced and received by Guarantor as trustee for the Trustee and paid over to the Trustee on account of the Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty except to the extent the Obligations shall have been reduced by such payment.

          SECTION 2.7. FINANCIAL STATEMENTS. Guarantor agrees to deliver to the
Trustee: (a) within one hundred twenty (120) days after the close of each fiscal year of Guarantor, a copy of the annual financial statements of Guarantor, on a consolidated and consolidating basis, prepared by an independent certified public accountant, selected by Guarantor and reasonably acceptable to the Trustee, consisting of a balance sheet, statements of operations and retained earnings and accompanying footnotes and statements of cash flow; (b) within thirty (30) days after the filing of Federal and State tax returns, such returns and any notes and schedules relating thereto; and (c) promptly upon request by the Trustee, such other documentation and information relating to Guarantor's financial condition as reasonably requested by the Trustee. Within ten (10) days after Guarantor becomes aware of an Event of Default under any Senior Notes Documents, Guarantor will furnish Trustee with financial statements and any additional information applicable to Guarantor's financial condition dated no earlier than thirty (30) days prior to the Event of Default.

                                  ARTICLE III
                                EVENTS OF DEFAULT

          SECTION 3.1. EVENTS OF DEFAULT DEFINED. An "Event of Default" shall exist if any of the following events occurs:

               (A) The Guarantor fails to perform or observe any covenant contained herein.

               (B) Any warranty, representation or other statement by or on behalf of the Guarantor contained in this Guaranty is false or misleading in any material respect when made.

               (C) The Guarantor purports to terminate this Guaranty.

               (D) A receiver, liquidator or trustee of the Guarantor or any of his or its property is appointed by court order, or any party named as a Guarantor is adjudicated bankrupt or insolvent or any of his or its property is sequestered by court order and such order remains in effect for more than sixty (60) days, or a petition is filed against the Guarantor under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, and is not dismissed within ninety (90) days of such filing.

               (E) The Guarantor files a petition in voluntary bankruptcy or seeks relief under any provision of any reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect, or consents to the filing of any petition against it under any such law.

               (F) The Guarantor makes an assignment for the benefit of creditors or admits in writing inability to pay debts generally as they become due, or consents to the appointment of a receiver, trustee or liquidator of all or any part of his or its property. (G) The occurrence of an Event of Default under the Trust Indenture.

          SECTION 3.2. REMEDIES ON DEFAULT. If an Event of Default exists, the Trustee may proceed to enforce the provisions hereof and to exercise any other rights, powers and remedies available to the Trustee.

          SECTION 3.3. WAIVER AND NOTICE.

               (A) No remedy herein conferred upon or reserved to the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty now or hereafter existing at law or in equity or by statute.

               (B) No delay or omission to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient.

               (C) In order to entitle the Trustee to exercise any remedy reserved to it in this Guaranty, it shall not be necessary to give any notice, other than such notice as may be expressly required in this Guaranty.

               (D) No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing.

                                   ARTICLE IV
                                  MISCELLANEOUS

          SECTION 4.1. GOVERNING LAW. This Guaranty shall be governed by and construed in accordance with the internal laws of the State of New York without regard to principles of conflicts of laws.

          SECTION 4.2. SUCCESSORS AND ASSIGNS. This Guaranty is entered into for the benefit of the parties hereto and their successors and assigns. It shall be binding upon and shall inure to the benefit of the said parties, their successors and assigns.

          SECTION 4.3. NOTICES. Wherever this Guaranty provides for notice to any party (except as expressly provided to the contrary), it shall be given by messenger, facsimile, certified U.S. mail with return receipt requested, or nationally recognized overnight courier with receipt requested, effective when received by the party to whom addressed, and shall be addressed as follows, or to such other address as the party affected may hereafter designate:

If to the Trustee:   JP Morgan Chase Bank
                     700 Lavaca 2nd Floor
                     Austin, Texas 78701
                     Attn: Cary Gilliam
                     Tel: (512) 479-2575
                     Fax: (512) 479-2553

With a copy to:      Charles H.  Waters, Jr.
                     600 Travis Street
                     Suite 1150
                     Houston, Texas 77002-3009
                     Tel.: (713) 216-8507
                     Fax: (973) 577-5216

If to Guarantor:     Castle Brands Inc.
                     85-47 Eliot Avenue
                     Rego Park, New York 11374
                     Attn: Mark Andrews
                     Tel: (718) 533-7717
                     Fax: (718) 533-7610

          SECTION 4.4. ENTIRE AGREEMENT. This Guaranty supersedes, with respect to the subject matter hereof, all prior and contemporaneous agreements, understandings, inducements or conditions between the respective parties, whether express or implied, oral or written. No amendment or waiver of any provision of this Guaranty, nor consent to any departure by Guarantor from the terms hereof shall in any event be effective unless the same shall be in a written consent signed by Trustee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 4.5. PARTIAL INVALIDITY. Any provision of this Guaranty that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty affecting the validity or enforceability of such provision in any other jurisdiction

          SECTION 4.6. CONSENT TO JURISDICTION. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF

GUARANTOR OR TRUSTEE, GUARANTOR HEREBY CONSENTS AND AGREES THAT ANY FEDERAL OR STATE COURT LOCATED IN MANHATTAN OR THE SOUTHERN DISTRICT IN NEW YORK STATE SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GUARANTOR AND TRUSTEE PERTAINING TO THIS GUARANTY OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS GUARANTY; PROVIDED, HOWEVER, TRUSTEE MAY, AT ITS OPTION, COMMENCE ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION TO OBTAIN POSSESSION OF OR FORECLOSE UPON ANY COLLATERAL, TO OBTAIN EQUITABLE RELIEF OR TO ENFORCE ANY JUDGMENT OR ORDER OBTAINED BY TRUSTEE AGAINST GUARANTOR OR WITH RESPECT TO ANY COLLATERAL, IF ANY, TO ENFORCE ANY OTHER RIGHT OR REMEDY UNDER THIS GUARANTY OR TO OBTAIN ANY OTHER RELIEF DEEMED APPROPRIATE BY TRUSTEE. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND GUARANTOR HEREBY WAIVES ANY OBJECTION WHICH HE MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. GUARANTOR REPRESENTS AND WARRANTS THAT HE HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH HIS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.

          SECTION 4.7. WAIVER OF JURY TRIAL. GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM OR OTHER LITIGATION TO WHICH TRUSTEE AND GUARANTOR ARE PARTIES IN RESPECT OF ANY MATTER ARISING UNDER THIS GUARANTY OR ANY OTHER MATTER INVOLVING GUARANTOR AND TRUSTEE, WHETHER OR NOT OTHER PERSONS ARE ALSO PARTIES THERETO. GUARANTOR ACKNOWLEDGES THAT THE FOREGOING WAIVER IS A MATERIAL INDUCEMENT TO TRUSTEE'S ACCEPTANCE OF THIS GUARANTY AND MAKING LOANS TO CB-US AND THAT TRUSTEE IS RELYING ON THE FOREGOING WAIVER IN ITS FUTURE DEALINGS WITH GUARANTOR. GUARANTOR REPRESENTS AND WARRANTS THAT GUARANTOR REVIEWED THIS JURY WAIVER PROVISION WITH HIS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.

          IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the day and year first above written.

                                        CASTLE BRANDS INC.


                                        By: /s/ Mark Andrews
                                            ------------------------------------
                                            MARK ANDREWS
                                            President

STATE OF NEW YORK   )
                    : ss.:
COUNTY OF HARRIS    )

          On the 1st day of June in the year 2004 before me, the undersigned, a notary public in and for said State, personally appeared Mark Andrews, and he executed the foregoing instrument for the purposes therein contained as President of Castle Brands Inc., a Delaware corporation, on behalf of said corporation.


                                        /s/ Jackie Turk
                                        ----------------------------------------
                                        Notary Public in and for the State of
                                        Texas